UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 4173

John Hancock Investors Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2017

John Hancock

Investors Trust

Ticker: JHI
Semiannual report 4/30/17

A message to shareholders

Dear shareholder,

Bond markets around the world enjoyed generally positive returns in recent months, based on a combination of strengthening economic growth and mostly low inflation. Foreign bonds were aided further by rising currencies relative to the U.S. dollar and by the attraction of higher yields in emerging markets.

In the United States, the steady drumbeat of economic growth convinced the U.S. Federal Reserve (Fed) to raise short-term interest rates by a quarter of a percentage point in December and again in March, and to hint at two more rate hikes later this year. The Fed has been working to normalize monetary policy for several years in the face of a much-improved economic picture, while central banks in other parts of the world continue to stimulate growth through accommodative measures.

At John Hancock Investments, we believe one of the best ways to navigate today's fixed-income environment is by casting a wider net; your financial advisor can make sure that your fixed-income allocations are appropriate for your investment goals and that they appropriately balance the need for income with market risks.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Investors Trust

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	Fund's investments
19	Financial statements
23	Financial highlights
24	Notes to financial statements
32	Additional information
32	Shareholder meeting
33	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to generate income for distribution to its shareholders, with capital appreciation as a secondary objective.

AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/17 (%)

The Bloomberg Barclays U.S. Government/Credit Bond Index is an unmanaged index of U.S. government bonds, U.S. corporate bonds, and Yankee bonds.

It is not possible to invest directly in an index. Index figures do not reflect expenses and sales charges, which would result in lower returns.

The fund's performance at net asset value (NAV) is different from the fund's performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

The performance data contained within this material represents past performance, which does not guarantee future results.

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Mixed results for the fixed-income markets

While the prospect of improving economic growth weighed on the returns of U.S. Treasuries, high-yield bonds strongly outperformed.

High-yield allocation drove performance

The fund returned 6.63% for the period, with returns mainly driven by an allocation to high-yield bonds.

PORTFOLIO COMPOSITION AS OF 4/30/17 (%)

A note about risks

As is the case with all closed-end funds, shares of this fund may trade at a discount or a premium to the fund's net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial return of capital. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. An issuer of securities held by the fund may default, have its credit rating downgraded, or otherwise perform poorly, which may affect fund performance. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. The fund's use of leverage creates additional risks, including greater volatility of the fund's NAV, market price, and returns. There is no assurance that the fund's leverage strategy will be successful. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment.

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       3

Discussion of fund performance

An interview with Portfolio Manager Jeffrey N. Given, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Jeffrey N. Given, CFA
Portfolio Manager
John Hancock Asset Management

Can you describe the market environment during the six months ended April 30, 2017?

A backdrop of accelerating economic growth and improving investor sentiment led to widely divergent returns in the bond market during the semiannual period. Although U.S. Treasuries and other rate-sensitive assets produced muted returns, high-yield bonds—which generally benefit from strengthening economic conditions—registered substantial outperformance.

The result of the U.S. elections was the primary catalyst for this disparity. Donald Trump's victory, together with the Republican sweep of Congress, surprised the markets and compelled investors to alter their expectations in favor of lower taxes, stronger economic growth, and the possibility of tighter U.S. Federal Reserve (Fed) policy. This rapid shift caused U.S. Treasury yields to spike higher in November and December. While yields stabilized from January onward once it became apparent that the GOP would face challenges in enacting its agenda, the bond market downturn of late 2016 was enough to push the investment-grade bond indexes into negative territory for the full period.

The story was quite different for high-yield bonds. The prospect of accelerating economic growth led to an improved outlook for defaults and gave investors the confidence to gravitate toward higher-yielding market segments. In this favorable environment, the Bank of America Merrill Lynch U.S. High Yield Master II Index posted a gain of 5.46% and outpaced the investment-grade market by a wide margin.

What factors led to the fund's performance?

The fund's allocation to high-yield bonds (generally those rated BB and below) was the primary contributor to performance. The rationale behind this positioning was that in an environment of improving economic growth and gradual interest-rate increases by the Fed, high-yield bonds were well positioned to outperform their investment-grade counterparts. That indeed proved to be the case, and the fund's performance benefited in kind.

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       4

"The fund's allocation to high-yield bonds (generally those rated BB and below) was the primary contributor to performance."

Top contributors included Brazilian companies Petrobras Global Finance BV and Odebrecht Offshore Drilling Finance, Ltd., industrial equipment rental provider Ahern Rentals, Inc., and aircraft leasing company AerCap Ireland Capital DAC. Conversely, the fund lost some ground through positions in SandRidge Energy, Inc.—which the fund continues to hold—as well as McGraw-Hill Global Education Holdings, LLC and supermarket operator Tops Holdings LLC, both of which we sold.

What was your view on high yield as of the close of the period?

Although we see more limited upside in high yield following its strong showing in recent months, we continue to believe the asset class offers the most compelling risk/return profile in the fixed-income markets. We remain focused on finding opportunities to add yield to the portfolio, but we are also being very mindful of the potential risks, given that the economic cycle is relatively

QUALITY COMPOSITION AS OF 4/30/17 (%)

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       5

"Outside of high yield, the fund benefited from our emphasis on corporate bonds and securitized assets in the investment-grade portfolio ..."
extended following seven-plus years of expansion. We have therefore emphasized the BB-rated credit tier, with a smaller weighting (currently less than 5%) in the lower-rated CCC segment.

We also remain very selective with respect to credit risk, focusing on areas with healthier fundamentals, such as financials, and tilting away from those with weaker prospects, including autos and retail. With regard to portfolio shifts, one change of note was our decision to increase the fund's weighting in the energy sector, beginning in mid-2016. We saw a particularly attractive opportunity in the midstream energy industry, where financial results tend to be steadier and less commodity-sensitive than they are for the majority of companies in the broader energy group.

How was the fund positioned within its investment-grade segment?

Outside of high yield, the fund benefited from our emphasis on corporate bonds and securitized assets in the investment-grade portfolio, together with our decision not to hold U.S. Treasuries. Given the relatively low yields and the likelihood of further Fed tightening, we saw little benefit to having exposure to that area. The fund's position in domestic government bonds instead emphasized agency mortgage-backed securities.

The fund's holdings in investment-grade corporate bonds are largely focused on issues where we see attractive yields in relation to the downside risk, leading us to emphasize financials and U.S.

COUNTRY COMPOSITION AS OF 4/30/17 (%)

United States	69.6
Mexico	5.0
Brazil	4.2
Canada	3.2
Luxembourg	2.9
Netherlands	2.3
France	1.9
Ireland	1.5
United Kingdom	1.5
Argentina	1.4
Other countries	6.5
TOTAL	100.0
As a percentage of total investments.

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       6

dollar-denominated foreign issuers. We also found specific opportunities in the securitized area, which includes asset-backed, commercial mortgage-backed, and nonagency mortgage-backed securities.

How was the fund positioned at the end of the period?

Our recent activity largely involved making incremental shifts at the individual security level rather than enacting broader changes to the fund's positioning. We maintained generally stable allocations among the major asset classes, keeping the fund's weightings above 60% in high yield, near 20% in investment-grade corporates, and approximately 20% in other segments of the investment-grade market. We also kept leverage steady within a range of approximately 35% to 40% of total investments, which helped boost income and augment total returns.

Although the Fed remains in the midst of a tightening cycle, we see the largest impact of rising interest rates occurring among short-term bonds, given that longer-term issues remain well supported by demand from yield-seeking investors overseas. With that said, we are mindful of interest-rate risk and manage the fund's duration accordingly. In addition, we remain willing to sacrifice some potential upside in exchange for more limited downside risk. We believe this strategy is appropriate for a time in which risk factors may begin to play a larger role in market performance.

MANAGED BY

Dennis F. McCafferty, CFA On the fund since 2013 Investing since 1995
John F. Addeo, CFA On the fund since 2012 Investing since 1984
Jeffrey N. Given, CFA On the fund since 2002 Investing since 1993

The views expressed in this report are exclusively those of Jeffrey N. Given, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       7

Fund's investments

As of 4-30-17 (unaudited)
	Rate (%)	Maturity date	Par value^		Value
Corporate bonds 129.2% (85.8% of Total investments)					$209,055,528
(Cost $202,976,751)
Consumer discretionary 24.8%					40,143,290
Auto components 2.9%
Adient Global Holdings, Ltd. (S)	4.875	08-15-26		805,000	807,013
American Axle & Manufacturing, Inc. (L)(Z)	6.250	03-15-21		1,000,000	1,027,500
Lear Corp. (Z)	5.250	01-15-25		1,210,000	1,283,370
Nemak SAB de CV (L)(S)(Z)	5.500	02-28-23		550,000	567,875
The Goodyear Tire & Rubber Company	5.000	05-31-26		950,000	974,938
Automobiles 0.5%
Aston Martin Capital Holdings, Ltd. (L)(S)(Z)	6.500	04-15-22		405,000	414,619
General Motors Financial Company, Inc. (Z)	3.450	04-10-22		380,000	383,712
Hotels, restaurants and leisure 4.2%
Chester Downs & Marina LLC (S)	9.250	02-01-20		1,185,000	1,213,144
Hilton Grand Vacations Borrower LLC (S)	6.125	12-01-24		750,000	798,750
International Game Technology PLC (S)	6.500	02-15-25		1,785,000	1,954,575
Jacobs Entertainment, Inc. (S)	7.875	02-01-24		705,000	736,725
Mohegan Tribal Gaming Authority (L)(S)(Z)	7.875	10-15-24		1,340,000	1,371,825
Scientific Games International, Inc. (S)	7.000	01-01-22		655,000	701,256
Waterford Gaming LLC (H)(S)	8.625	09-15-14		377,791	0
Household durables 0.9%
Tempur Sealy International, Inc.	5.500	06-15-26		625,000	621,875
Toll Brothers Finance Corp. (Z)	4.875	11-15-25		875,000	899,063
Internet and direct marketing retail 1.2%
Expedia, Inc. (Z)	5.000	02-15-26		1,000,000	1,073,517
QVC, Inc.	5.950	03-15-43		1,000,000	937,433
Media 12.5%
AMC Entertainment Holdings, Inc. (S)	5.875	11-15-26		1,155,000	1,175,934
AMC Entertainment Holdings, Inc. (L)(S)(Z)	6.125	05-15-27		800,000	817,000
Cablevision Systems Corp.	7.750	04-15-18		985,000	1,030,556
Cablevision Systems Corp.	8.000	04-15-20		750,000	837,660
CCO Holdings LLC	5.125	02-15-23		350,000	364,000
CCO Holdings LLC (S)	5.125	05-01-27		1,245,000	1,269,900
CCO Holdings LLC (L)(S)(Z)	5.750	02-15-26		1,500,000	1,593,270
Cengage Learning, Inc. (L)(S)(Z)	9.500	06-15-24		850,000	767,125
Grupo Televisa SAB	4.625	01-30-26		725,000	755,547
Grupo Televisa SAB	8.490	05-11-37	MXN	26,200,000	1,264,875
Lions Gate Entertainment Corp. (L)(S)(Z)	5.875	11-01-24		1,095,000	1,136,063
MDC Partners, Inc. (L)(S)(Z)	6.500	05-01-24		955,000	931,125
MHGE Parent LLC (L)(S)(Z)	8.500	08-01-19		1,000,000	1,007,500
Myriad International Holdings BV (S)	5.500	07-21-25		915,000	969,214
Nielsen Finance LLC (L)(S)(Z)	5.000	04-15-22		800,000	823,500
Outfront Media Capital LLC	5.250	02-15-22		900,000	934,875

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       8

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Media (continued)
Outfront Media Capital LLC	5.875	03-15-25	485,000	$512,888
Sirius XM Radio, Inc. (L)(S)(Z)	6.000	07-15-24	925,000	989,750
Time Warner Cable LLC (Z)	4.500	09-15-42	1,515,000	1,389,411
Time Warner Cable LLC (Z)	8.250	04-01-19	375,000	416,482
Viacom, Inc. (Z)	5.850	09-01-43	1,125,000	1,209,000
Specialty retail 1.6%
Group 1 Automotive, Inc. (S)	5.250	12-15-23	1,500,000	1,511,250
L Brands, Inc.	6.950	03-01-33	1,185,000	1,131,675
Textiles, apparel and luxury goods 1.0%
PVH Corp. (L)(Z)	4.500	12-15-22	1,500,000	1,537,500
Consumer staples 3.1%				4,983,809
Beverages 0.5%
Anheuser-Busch InBev Worldwide, Inc. (Z)	3.750	01-15-22	750,000	789,683
Food products 0.6%
FAGE International SA (S)	5.625	08-15-26	430,000	437,525
Post Holdings, Inc. (L)(S)(Z)	5.500	03-01-25	540,000	564,300
Personal products 1.0%
Revlon Consumer Products Corp.	5.750	02-15-21	1,600,000	1,592,000
Tobacco 1.0%
Reynolds American, Inc. (Z)	6.875	05-01-20	720,000	813,701
Vector Group, Ltd. (S)	6.125	02-01-25	760,000	786,600
Energy 19.3%				31,155,968
Oil, gas and consumable fuels 19.3%
Antero Resources Corp.	5.125	12-01-22	917,000	930,755
Cenovus Energy, Inc. (Z)	3.800	09-15-23	875,000	882,386
Cheniere Corpus Christi Holdings LLC (S)	5.875	03-31-25	995,000	1,060,919
Cheniere Corpus Christi Holdings LLC (S)	7.000	06-30-24	800,000	893,904
Continental Resources, Inc. (L)(Z)	4.500	04-15-23	500,000	492,500
Enbridge Energy Partners LP (Z)	5.875	10-15-25	1,610,000	1,835,759
Kinder Morgan Energy Partners LP (Z)	4.250	09-01-24	1,210,000	1,249,609
Kinder Morgan, Inc. (Z)	5.550	06-01-45	1,055,000	1,117,281
Newfield Exploration Company	5.750	01-30-22	750,000	796,875
Oasis Petroleum, Inc. (L)(Z)	6.875	03-15-22	705,000	713,813
Parsley Energy LLC (S)	5.375	01-15-25	370,000	373,700
Permian Resources LLC (L)(S)(Z)	7.125	11-01-20	500,000	405,625
Petrobras Global Finance BV	6.850	06-05-15	1,535,000	1,366,918
Petrobras Global Finance BV (L)(Z)	7.375	01-17-27	1,755,000	1,883,115
Petroleos Mexicanos	5.500	01-21-21	755,000	800,300
Phillips 66 Partners LP (Z)	4.900	10-01-46	1,585,000	1,550,306
Sabine Pass Liquefaction LLC (S)(Z)	5.000	03-15-27	1,000,000	1,055,385
Sabine Pass Liquefaction LLC (S)(Z)	5.875	06-30-26	610,000	680,202
SM Energy Company (L)(Z)	5.625	06-01-25	880,000	840,400

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       9

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
SM Energy Company (L)(Z)	6.750	09-15-26	530,000	$533,975
Sunoco Logistics Partners Operations LP (Z)	3.900	07-15-26	425,000	421,301
Tallgrass Energy Partners LP (S)	5.500	09-15-24	915,000	919,575
Teekay Offshore Partners LP	6.000	07-30-19	1,085,000	1,014,475
Tesoro Corp.	5.125	04-01-24	650,000	685,750
Tesoro Logistics LP	5.250	01-15-25	870,000	923,288
Tesoro Logistics LP	6.125	10-15-21	635,000	662,781
Tesoro Logistics LP (L)(Z)	6.250	10-15-22	650,000	697,125
Tesoro Logistics LP	6.375	05-01-24	140,000	152,950
The Williams Companies, Inc.	4.550	06-24-24	600,000	614,250
Ultra Resources, Inc. (S)	7.125	04-15-25	270,000	267,470
Whiting Petroleum Corp.	5.750	03-15-21	705,000	701,475
Whiting Petroleum Corp. (L)(Z)	6.250	04-01-23	360,000	360,000
Williams Partners LP (Z)	4.875	03-15-24	2,795,000	2,899,801
WPX Energy, Inc.	5.250	09-15-24	1,400,000	1,372,000
Financials 20.2%				32,720,943
Banks 11.4%
Banco BTG Pactual SA (L)(S)(Z)	5.750	09-28-22	2,540,000	2,361,235
Citigroup, Inc. (6.125% to 11-15-20, then 3 month LIBOR + 4.478%) (Q)(Z)	6.125	11-15-20	1,000,000	1,065,550
Corp Group Banking SA (L)(S)(Z)	6.750	03-15-23	1,000,000	972,500
Credit Agricole SA (7.875% to 1-23-24, then 5 Year U.S. Swap Rate + 4.898%) (Q)(S)(Z)	7.875	01-23-24	865,000	925,394
Credit Agricole SA (8.125% to 12-23-25, then 5 Year U.S. Swap Rate + 6.185%) (Q)(S)	8.125	12-23-25	965,000	1,064,993
HSBC Holdings PLC (6.875% to 6-1-21, then 5 Year U.S. ISDAFIX + 5.514%) (Q)(Z)	6.875	06-01-21	760,000	823,080
ING Groep NV (6.000% to 4-16-20, then 5 Year U.S. Swap Rate + 4.445%) (L)(Q)(Z)	6.000	04-16-20	1,660,000	1,696,520
ING Groep NV (6.500% to 4-16-25, then 5 Year U.S. Swap Rate + 4.446%) (Q)	6.500	04-16-25	2,360,000	2,421,950
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) (Q)(Z)	6.750	02-01-24	2,200,000	2,481,600
Lloyds Banking Group PLC (7.500% to 6-27-24, then 5 Year U.S. Swap Rate + 4.760%) (L)(Q)(Z)	7.500	06-27-24	1,465,000	1,578,538
Sberbank of Russia (S)	6.125	02-07-22	1,000,000	1,095,000
Societe Generale SA (7.375% to 9-13-21, then 5 Year U.S. Swap Rate + 6.238%) (L)(Q)(S)(Z)	7.375	09-13-21	790,000	835,425
Wells Fargo & Company (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) (Q)(Z)	5.875	06-15-25	1,100,000	1,193,500
Capital markets 2.3%
Morgan Stanley (Z)	5.750	01-25-21	1,000,000	1,112,582

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       10

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Capital markets (continued)
Morgan Stanley (5.550% to 7-15-20, then 3 month LIBOR + 3.810%) (L)(Q)(Z)	5.550	07-15-20	1,160,000	$1,214,375
The Goldman Sachs Group, Inc. (Z)	3.750	05-22-25	375,000	381,783
The Goldman Sachs Group, Inc. (5.375% to 5-10-20, then 3 month LIBOR + 3.922%) (Q)(Z)	5.375	05-10-20	1,000,000	1,036,750
Consumer finance 1.5%
American Express Company (4.900% to 3-15-20, then 3 month LIBOR + 3.285%) (Q)(Z)	4.900	03-15-20	800,000	812,400
Enova International, Inc. (L)(Z)	9.750	06-01-21	665,000	678,300
Springleaf Finance Corp.	6.900	12-15-17	465,000	477,206
Springleaf Finance Corp.	8.250	10-01-23	500,000	536,250
Diversified financial services 1.2%
ASP AMC Merger Sub, Inc. (S)	8.000	05-15-25	835,000	828,738
Leucadia National Corp.	5.500	10-18-23	600,000	646,325
Lincoln Finance, Ltd. (S)	7.375	04-15-21	385,000	410,506
Insurance 1.5%
Aquarius & Investments PLC (6.375% to 9-1-19, then 5 Year U.S. Swap Rate + 5.210%)	6.375	09-01-24	1,200,000	1,285,500
MetLife, Inc. (Z)	6.817	08-15-18	1,000,000	1,064,805
Mortgage real estate investment trusts 0.6%
Starwood Property Trust, Inc. (S)	5.000	12-15-21	970,000	1,011,225
Thrifts and mortgage finance 1.7%
MGIC Investment Corp.	5.750	08-15-23	1,165,000	1,249,463
Nationstar Mortgage LLC	7.875	10-01-20	505,000	525,200
Stearns Holdings LLC (S)	9.375	08-15-20	925,000	934,250
Health care 9.2%				14,951,131
Health care equipment and supplies 0.5%
Team Health Holdings, Inc. (L)(S)(Z)	6.375	02-01-25	840,000	820,050
Health care providers and services 7.1%
Community Health Systems, Inc. (L)(Z)	5.125	08-01-21	770,000	763,263
Community Health Systems, Inc.	6.250	03-31-23	540,000	549,450
Community Health Systems, Inc. (L)(Z)	6.875	02-01-22	1,500,000	1,241,250
Covenant Surgical Partners, Inc. (S)	8.750	08-01-19	250,000	242,500
DaVita, Inc.	5.000	05-01-25	1,145,000	1,153,588
DaVita, Inc.	5.125	07-15-24	1,145,000	1,177,209
HCA, Inc. (Z)	5.250	04-15-25	1,000,000	1,074,690
HCA, Inc.	7.500	02-15-22	530,000	609,712
HealthSouth Corp. (L)(Z)	5.750	11-01-24	1,545,000	1,573,969
LifePoint Health, Inc.	5.875	12-01-23	1,500,000	1,548,750
Select Medical Corp. (L)(Z)	6.375	06-01-21	1,500,000	1,533,750

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       11

	Rate (%)	Maturity date	Par value^		Value
Health care (continued)
Pharmaceuticals 1.6%
Mallinckrodt International Finance SA (L)(S)(Z)	5.500	04-15-25		1,350,000	$1,228,500
Mallinckrodt International Finance SA (L)(S)(Z)	5.750	08-01-22		1,460,000	1,434,450
Industrials 8.9%					14,431,185
Air freight and logistics 1.1%
Mexico City Airport Trust (L)(S)(Z)	5.500	10-31-46		1,280,000	1,265,600
XPO Logistics, Inc. (S)	6.500	06-15-22		570,000	603,488
Airlines 1.3%
Air Canada 2013-1 Class C Pass Through Trust (S)	6.625	05-15-18		1,550,000	1,604,250
TAM Capital 3, Inc. (S)	8.375	06-03-21		505,000	523,306
Building products 0.3%
Masco Corp. (Z)	4.450	04-01-25		500,000	531,685
Commercial services and supplies 1.2%
GW Honos Security Corp. (S)	8.750	05-15-25		705,000	714,694
LSC Communications, Inc. (S)	8.750	10-15-23		735,000	758,888
Tervita Escrow Corp. (S)	7.625	12-01-21		410,000	421,275
Construction and engineering 0.6%
AECOM (S)	5.125	03-15-27		950,000	951,093
Industrial conglomerates 0.5%
Odebrecht Finance, Ltd. (S)	8.250	04-25-18	BRL	2,250,000	432,413
Odebrecht Offshore Drilling Finance, Ltd. (S)	6.750	10-01-23		826,900	322,491
Professional services 0.4%
IHS Markit, Ltd. (S)(Z)	4.750	02-15-25		575,000	601,594
Road and rail 0.6%
The Kenan Advantage Group, Inc. (S)	7.875	07-31-23		900,000	929,250
Trading companies and distributors 2.9%
AerCap Global Aviation Trust (6.500% to 6-15-25, then 3 month LIBOR + 4.300%) (L)(S)(Z)	6.500	06-15-45		800,000	840,000
AerCap Ireland Capital DAC (Z)	4.500	05-15-21		395,000	417,577
Ahern Rentals, Inc. (S)	7.375	05-15-23		1,320,000	1,135,200
Aircastle, Ltd. (Z)	5.125	03-15-21		785,000	837,006
United Rentals North America, Inc. (L)(Z)	5.500	07-15-25		1,475,000	1,541,375
Information technology 3.8%					6,133,142
Electronic equipment, instruments and components 0.2%
Ingram Micro, Inc. (Z)	5.450	12-15-24		250,000	250,912
IT services 0.9%
Sixsigma Networks Mexico SA de CV (L)(S)(Z)	8.250	11-07-21		1,500,000	1,500,000
Semiconductors and semiconductor equipment 1.0%
Micron Technology, Inc.	5.500	02-01-25		197,000	205,865
Micron Technology, Inc. (Z)	7.500	09-15-23		820,000	918,400
NXP BV (S)(Z)	4.625	06-01-23		535,000	575,794

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       12

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
Software 0.7%
Activision Blizzard, Inc. (S)(Z)	6.125	09-15-23	1,000,000	$1,085,000
Technology hardware, storage and peripherals 1.0%
Dell International LLC (S)(Z)	6.020	06-15-26	1,450,000	1,597,171
Materials 17.3%				28,005,617
Chemicals 5.2%
Ashland LLC (Z)	6.875	05-15-43	845,000	925,275
Braskem Finance, Ltd.	6.450	02-03-24	700,000	745,500
Kraton Polymers LLC (S)	7.000	04-15-25	900,000	945,000
Mexichem SAB de CV (L)(S)(Z)	6.750	09-19-42	1,500,000	1,608,750
Platform Specialty Products Corp. (L)(S)(Z)	6.500	02-01-22	1,115,000	1,142,875
Rain CII Carbon LLC (S)	7.250	04-01-25	800,000	802,000
Rain CII Carbon LLC (S)	8.250	01-15-21	209,000	216,838
The Chemours Company	6.625	05-15-23	740,000	791,800
The Scotts Miracle-Gro Company	6.000	10-15-23	490,000	523,688
Tronox Finance LLC (L)(Z)	6.375	08-15-20	500,000	508,125
Tronox Finance LLC (L)(S)(Z)	7.500	03-15-22	280,000	292,600
Construction materials 0.8%
Standard Industries, Inc. (S)	5.375	11-15-24	1,220,000	1,271,850
Containers and packaging 3.2%
Ardagh Packaging Finance PLC (S)	6.000	02-15-25	1,185,000	1,224,994
Ball Corp. (L)(Z)	5.250	07-01-25	1,425,000	1,539,000
BWAY Holding Company (S)	7.250	04-15-25	700,000	699,125
Crown Americas LLC	4.500	01-15-23	1,000,000	1,032,500
Graphic Packaging International, Inc.	4.875	11-15-22	650,000	680,063
Metals and mining 7.6%
Anglo American Capital PLC (S)(Z)	4.750	04-10-27	650,000	672,120
AngloGold Ashanti Holdings PLC (L)(Z)	5.375	04-15-20	675,000	710,775
ArcelorMittal (L)(Z)	7.000	02-25-22	880,000	997,700
First Quantum Minerals, Ltd. (L)(S)(Z)	7.250	05-15-22	875,000	901,250
First Quantum Minerals, Ltd. (S)	7.500	04-01-25	600,000	612,000
FMG Resources August 2006 Pty, Ltd. (S)(Z)	9.750	03-01-22	670,000	770,919
Freeport-McMoRan, Inc. (L)(S)(Z)	6.875	02-15-23	1,340,000	1,410,350
Lundin Mining Corp. (S)	7.500	11-01-20	675,000	715,500
MMC Norilsk Nickel OJSC (S)	5.550	10-28-20	750,000	803,625
Severstal OAO (S)	4.450	03-19-18	1,000,000	1,019,308
Teck Resources, Ltd.	6.250	07-15-41	1,110,000	1,176,600
Vale Overseas, Ltd.	5.875	06-10-21	1,120,000	1,209,600
Vale Overseas, Ltd.	6.250	08-10-26	1,165,000	1,273,112
Paper and forest products 0.5%
Norbord, Inc. (S)	6.250	04-15-23	735,000	782,775

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       13

	Rate (%)	Maturity date	Par value^		Value
Real estate 2.5%					$4,092,298
Equity real estate investment trusts 2.1%
Crown Castle Towers LLC (S)(Z)	4.883	08-15-40		750,000	799,820
Trust F/1401 (L)(S)(Z)	5.250	12-15-24		2,475,000	2,549,498
Real estate management and development 0.4%
Rialto Holdings LLC (S)	7.000	12-01-18		732,000	742,980
Telecommunication services 12.3%					19,852,414
Diversified telecommunication services 7.3%
CenturyLink, Inc. (L)(Z)	7.500	04-01-24		620,000	673,475
CSC Holdings LLC (L)(S)(Z)	5.500	04-15-27		1,045,000	1,080,269
Frontier Communications Corp.	7.125	03-15-19		530,000	559,150
Frontier Communications Corp. (L)(Z)	11.000	09-15-25		860,000	828,825
GCI, Inc. (L)(Z)	6.875	04-15-25		935,000	1,005,125
Intelsat Jackson Holdings SA	7.500	04-01-21		840,000	768,600
Level 3 Financing, Inc.	5.625	02-01-23		825,000	855,938
SBA Communications Corp.	4.875	07-15-22		1,135,000	1,169,050
SFR Group SA (S)	6.250	05-15-24		1,675,000	1,733,625
Telecom Italia Capital SA	6.000	09-30-34		720,000	736,200
Wind Acquisition Finance SA (S)	7.375	04-23-21		1,000,000	1,040,000
Windstream Services LLC (L)(Z)	7.500	06-01-22		1,375,000	1,337,188
Wireless telecommunication services 5.0%
America Movil SAB de CV	6.000	06-09-19	MXN	8,670,000	442,438
America Movil SAB de CV	6.450	12-05-22	MXN	10,370,000	511,046
Colombia Telecomunicaciones SA ESP (S)	5.375	09-27-22		1,000,000	1,015,000
Digicel, Ltd. (L)(S)(Z)	6.000	04-15-21		405,000	384,750
Sprint Communications, Inc.	6.000	11-15-22		935,000	974,153
T-Mobile USA, Inc. (L)(Z)	6.500	01-15-26		1,560,000	1,729,650
T-Mobile USA, Inc.	6.625	04-01-23		1,255,000	1,341,281
Telefonica Celular del Paraguay SA (S)	6.750	12-13-22		1,000,000	1,043,220
VimpelCom Holdings BV (S)	7.504	03-01-22		550,000	623,431
Utilities 7.8%					12,585,731
Electric utilities 2.7%
Abengoa Transmision Sur SA (S)	6.875	04-30-43		2,025,737	2,180,199
Beaver Valley II Funding Corp.	9.000	06-01-17		5,000	5,030
BVPS II Funding Corp.	8.890	06-01-17		13,000	13,016
Empresa Electrica Angamos SA (L)(S)(Z)	4.875	05-25-29		1,000,000	1,014,573
FPL Energy National Wind LLC (S)	5.608	03-10-24		50,961	50,961
Israel Electric Corp., Ltd. (S)	5.000	11-12-24		1,000,000	1,079,160
Gas utilities 2.0%
AmeriGas Partners LP (L)(Z)	5.625	05-20-24		900,000	915,750
AmeriGas Partners LP	5.750	05-20-27		1,000,000	1,002,500
Southern Gas Corridor CJSC (L)(S)(Z)	6.875	03-24-26		1,250,000	1,379,563
Independent power and renewable electricity producers 3.1%
NRG Energy, Inc.	6.250	07-15-22		1,320,000	1,344,829
NRG Energy, Inc. (L)(Z)	6.625	01-15-27		600,000	594,000

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       14

Rate (%)	Maturity date	Par value^	Value
Utilities (continued)
Independent power and renewable electricity producers (continued)
NRG Energy, Inc. (L)(Z)	7.250	05-15-26	450,000	$460,125
NRG Yield Operating LLC (L)(Z)	5.375	08-15-24	2,490,000	2,546,025
Term loans (M) 0.4% (0.3% of Total investments)	$686,961
(Cost $915,284)
Industrials 0.4%	686,961
Airlines 0.0%
Global Aviation Holdings, Inc., PIK (H)	3.000	02-13-18	514,063	0
Global Aviation Holdings, Inc., PIK (H)	10.000	07-31-17	51,038	0
Machinery 0.4%
Gardner Denver, Inc.	4.559	07-30-20	687,532	686,961
Capital preferred securities (a) 0.7% (0.5% of Total investments)	$1,152,000
(Cost $1,147,047)
Financials 0.7%	1,152,000
Diversified financial services 0.7%
ILFC E-Capital Trust II (P)(S)	4.910	12-21-65	1,200,000	1,152,000
U.S. Government and Agency obligations 6.2% (4.1% of Total investments)	$10,083,003
(Cost $9,954,208)
U.S. Government Agency 6.2%	10,083,003
Federal National Mortgage Association
15 Yr Pass Thru	4.000	12-01-24	775,796	819,696
30 Yr Pass Thru	4.000	12-01-40	2,335,598	2,487,229
30 Yr Pass Thru	4.000	09-01-41	2,120,509	2,247,905
30 Yr Pass Thru	4.000	10-01-41	1,187,120	1,260,852
30 Yr Pass Thru	4.000	01-01-42	586,758	623,384
30 Yr Pass Thru	4.500	10-01-40	1,531,124	1,662,286
30 Yr Pass Thru	5.000	04-01-41	356,307	395,083
30 Yr Pass Thru	5.500	08-01-40	118,848	132,933
30 Yr Pass Thru	6.500	01-01-39	393,775	453,635
Foreign government obligations 3.9% (2.6% of Total investments)	$6,345,364
(Cost $6,432,959)
Argentina 2.2%	3,504,380
Republic of Argentina
Bond (L) (Z)	5.625	01-26-22	1,060,000	1,103,990
Bond	7.500	04-22-26	1,200,000	1,314,600
Bond	7.625	04-22-46	1,020,000	1,085,790
Mexico 0.6%	956,590
Government of Mexico Bond	10.000	12-05-24	MXN	15,430,000	956,590
Saudi Arabia 1.1%	1,884,394
Kingdom of Saudi Arabia Bond (S)	3.250	10-26-26	1,930,000	1,884,394

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       15

	Rate (%)	Maturity date	Par value^	Value
Collateralized mortgage obligations 1.8% (1.2% of Total investments)				$2,876,503
(Cost $2,132,001)
Commercial and residential 1.6%				2,496,753
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-2, Class A1 (P)	3.260	03-25-35	201,901	202,851
Bear Stearns Asset Backed Securities Trust Series 2004-AC5, Class A1 (P)	5.250	10-25-34	193,621	193,278
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust Series 2004-4, Class 2AR1 (P)	1.531	06-25-34	257,745	246,511
HarborView Mortgage Loan Trust
Series 2007-3, Class ES IO (S)	0.350	05-19-47	4,356,252	67,247
Series 2007-4, Class ES IO	0.350	07-19-47	4,720,799	67,876
Series 2007-6, Class ES IO (S)	0.343	08-19-37	3,684,212	46,498
IndyMac Index Mortgage Loan Trust
Series 2005-AR18, Class 1X IO	1.793	10-25-36	5,934,705	395,110
Series 2005-AR18, Class 2X IO	1.569	10-25-36	5,275,898	191,479
MSCG Trust Series 2016-SNR, Class D (S)	6.550	11-15-34	1,090,000	1,085,903
U.S. Government Agency 0.2%				379,750
Federal Home Loan Mortgage Corp.
Series K017, Class X1 IO	1.511	12-25-21	2,629,455	136,047
Series K709, Class X1 IO	1.645	03-25-19	3,059,392	70,725
Series K710, Class X1 IO	1.886	05-25-19	3,104,055	88,051
Government National Mortgage Association Series 2012-114, Class IO	0.822	01-16-53	1,507,525	84,927
Asset backed securities 1.1% (0.7% of Total investments)				$1,763,492
(Cost $1,776,799)
ContiMortgage Home Equity Loan Trust Series 1995-2, Class A5	8.100	08-15-25	20,562	15,103
Domino's Pizza Master Issuer LLC Series 2015-1A, Class A2I (S)	3.484	10-25-45	987,500	991,530
Driven Brands Funding LLC Series 2015-1A, Class A2 (S)	5.216	07-20-45	768,300	756,859
			Shares	Value
Preferred securities (b) 2.4% (1.6% of Total investments)				$3,907,759
(Cost $3,621,297)
Financials 0.6%				1,067,029
Diversified financial services 0.6%
GMAC Capital Trust I, 6.824% (P)			41,910	1,067,029
Health care 0.4%				630,288
Pharmaceuticals 0.4%
Allergan PLC, 5.500%			728	630,288

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       16

			Shares	Value
Real estate 0.6%				$940,320
Equity real estate investment trusts 0.6%
	American Tower Corp., 5.250%		8,000	940,320
Utilities 0.8%				1,270,122
Electric utilities 0.4%
	NextEra Energy, Inc., 6.123%		12,160	637,184
Multi-utilities 0.4%
	DTE Energy Company, 6.500%		11,745	632,938
Common stocks 0.6% (0.4% of Total investments)				$921,741
(Cost $2,622,260)
Consumer discretionary 0.0%				0
Media 0.0%
Vertis Holdings, Inc. (I)			34,014	0
Energy 0.6%				921,741
Oil, gas and consumable fuels 0.6%
Energy XXI Gulf Coast, Inc. (I)			11,614	319,385
Pacific Exploration and Production Corp. (I)			3,651	107,595
SandRidge Energy, Inc. (I)			26,860	494,761
Industrials 0.0%				0
Airlines 0.0%
Global Aviation Holdings, Inc., Class A (I)			82,159	0
	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 4.2% (2.8% of Total investments)				$6,776,000
(Cost $6,776,000)
U.S. Government Agency 3.6%				5,796,000
Federal Home Loan Bank Discount Note	0.680	05-01-17	5,796,000	5,796,000
			Par value^	Value
Repurchase agreement 0.6%				980,000
Repurchase Agreement with State Street Corp. dated 4-28-17 at 0.220% to be repurchased at $980,018 on 5-1-17, collateralized by $955,000 U.S. Treasury Inflation Indexed Notes, 0.125% due 4-15-19 (valued at $1,001,819, including interest)			980,000	980,000
Total investments (Cost $238,354,606)† 150.5%				$243,568,351
Other assets and liabilities, net (50.5%)				($81,728,793)
Total net assets 100.0%				$161,839,558

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       17

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
BRL	Brazilian Real
MXN	Mexican Peso
Security Abbreviations and Legend
IO	Interest Only Security — (Interest Tranche of Stripped Mortgage Pool). Rate shown is the effective yield at period end.
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
PIK	Payment-in-kind
(a)	Includes hybrid securities with characteristics of both equity and debt that trade with, and pay, interest income.
(b)	Includes preferred stocks and hybrid securities with characteristics of both equity and debt that pay dividends on a periodic basis.
(H)	Non-income producing - Issuer is in default.
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 4-30-17, and is a component of the fund's leverage under the Liquidity Agreement.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $97,622,250 or 60.3% of the fund's net assets as of 4-30-17.
(Z)	All or a portion of this security is pledged as collateral pursuant to the Liquidity Agreement. Total collateral value at 4-30-17 was $95,415,839. A portion of the securities pledged as collateral were loaned pursuant to the Liquidity Agreement. The value of securities on loan amounted to $54,349,101.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 4-30-17, the aggregate cost of investment securities for federal income tax purposes was $239,160,108. Net unrealized appreciation aggregated to $4,408,243, of which $10,100,627 related to appreciated investment securities and $5,692,384 related to depreciated investment securities.

DERIVATIVES

SWAPS

Interest rate swaps

Counterparty	Notional amount	Currency	Payments made by fund	Payments received by fund	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market value
Morgan Stanley Capital Services	22,000,000	USD	Fixed 1.09375%	3 Month LIBOR (a)	Semi- Annual	Quarterly	May 2017	—	($63,247)	($63,247)

(a) At 4-30-17, 3-Month LIBOR was 1.1723%

See Notes to financial statements regarding investment transactions and other derivatives information.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       18

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 4-30-17 (unaudited)

Assets
Investments, at value (Cost $238,354,606)	$243,568,351
Cash	25,434
Cash segregated at custodian for derivative contracts	20,000
Receivable for investments sold	3,099,022
Dividends and interest receivable	3,309,405
Other receivables and prepaid expenses	227,782
Total assets	250,249,994
Liabilities
Liquidity agreement	86,900,000
Payable for investments purchased	1,250,069
Swap contracts, at value	63,247
Interest payable	115,201
Payable to affiliates
Accounting and legal services fees	11,894
Trustees' fees	64
Other liabilities and accrued expenses	69,961
Total liabilities	88,410,436
Net assets	$161,839,558
Net assets consist of
Paid-in capital	$174,773,699
Undistributed net investment income	830,346
Accumulated net realized gain (loss) on investments, foreign currency transactions and swap agreements	(18,919,783)
Net unrealized appreciation (depreciation) on investments, translation of assets and liabilities in foreign currencies and swap agreements	5,155,296
Net assets	$161,839,558

Net asset value per share
Based on 8,707,025 shares of beneficial interest outstanding — unlimited number of shares authorized with no par value	$18.59

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       19

STATEMENT OF OPERATIONS  For the six months ended 4-30-17 (unaudited)

Investment income
Interest	$6,986,147
Dividends	103,878
Total investment income	7,090,025
Expenses
Investment management fees	652,261
Interest expense	607,757
Accounting and legal services fees	27,806
Transfer agent fees	30,958
Trustees' fees	21,526
Printing and postage	47,736
Professional fees	51,768
Custodian fees	15,097
Stock exchange listing fees	11,738
Other	3,447
Total expenses	1,470,094
Less expense reductions	(9,292)
Net expenses	1,460,802
Net investment income	5,629,223
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	1,237,433
Swap contracts	(22,537)
1,214,896
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	2,970,290
Swap contracts	26,797
2,997,087
Net realized and unrealized gain	4,211,983
Increase in net assets from operations	$9,841,206

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       20

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 4-30-17	Year ended 10-31-16
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$5,629,223	$11,493,949
Net realized gain (loss)	1,214,896	(3,782,717)
Change in net unrealized appreciation (depreciation)	2,997,087	12,050,935
Increase in net assets resulting from operations	9,841,206	19,762,167
Distributions to shareholders
From net investment income	(5,653,471)	(12,180,155)
From fund share transactions
Repurchased	—	(1,180,832)
Total from fund share transactions	—	(1,180,832)
Total increase	4,187,735	6,401,180
Net assets
Beginning of period	157,651,823	151,250,643
End of period	$161,839,558	$157,651,823
Undistributed net investment income	$830,346	$854,594
Share activity
Shares outstanding
Beginning of period	8,707,025	8,791,425
Shares repurchased	—	(84,400)
End of period	8,707,025	8,707,025

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       21

STATEMENT OF CASH FLOWS For the six months ended 4-30-17 (unaudited)

Cash flows from operating activities
Net increase in net assets from operations	$9,841,206
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(62,340,985)
Long-term investments sold	68,579,233
Increase in short-term investments	(4,891,000)
Net amortization of premium (discount)	213,049
Decrease in cash segregated at custodian for derivative contracts	270,000
Increase in receivable for investments sold	(1,342,139)
Decrease in dividends and interest receivable	27,908
Increase in other receivables and prepaid assets	(12,893)
Decrease in payable for investments purchased	(466,894)
Decrease in unrealized appreciation (depreciation) of swap contracts	(26,797)
Increase in interest payable	30,538
Decrease in payable to affiliates	(1,125)
Decrease in other liabilities and accrued expenses	(15,885)
Net change in unrealized (appreciation) depreciation on investments	(2,964,852)
Net realized gain on investments	(1,243,533)
Net cash provided by operating activities	$5,655,831
Cash flows from financing activities
Distributions to common shareholders net of reinvestments	($5,653,471)
Net cash used in financing activities	($5,653,471)
Net increase in cash	$2,360
Cash at beginning of period	23,074
Cash at end of period	$25,434
Supplemental disclosure of cash flow information
Cash paid for interest	$577,219

SEE NOTES TO FINANCIAL STATEMENTS
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Financial highlights

COMMON SHARES Period Ended	4-30-17[1]		10-31-16		10-31-15	10-31-14	10-31-13	10-31-12
Per share operating performance
Net asset value, beginning of period	$18.11		$17.20		$19.56	$19.76	$20.44	$19.19
Net investment income[2]	0.65		1.32		1.41	1.58	1.61	1.88
Net realized and unrealized gain (loss) on investments	0.48		0.96		(2.28)	(0.14)	(0.59)	1.30
Total from investment operations	1.13		2.28		(0.87)	1.44	1.02	3.18
Less distributions to common shareholders
From net investment income	(0.65)		(1.39)		(1.49)	(1.64)	(1.71)	(1.94)
Anti-dilutive impact of repurchase plan	—		0.02	[3]	—	—	—	—
Anti-dilutive impact of shelf offering	—		—		—	— [4]	0.01	0.01
Net asset value, end of period	$18.59		$18.11		$17.20	$19.56	$19.76	$20.44
Per share market value, end of period	$17.51		$16.73		$15.20	$19.06	$19.30	$22.24
Total return at net asset value (%)[5,6]	6.63	[7]	14.95		(3.85)	7.65	5.09	16.14
Total return at market value (%)[6]	8.72	[7]	20.17		(12.80)	7.40	(5.66)	11.13
Ratios and supplemental data
Net assets applicable to common shares, end of period (in millions)	$162		$158		$151	$172	$173	$176
Ratios (as a percentage of average net assets):
Expenses before reductions	1.89	[8]	1.79		1.54	1.38	1.41	1.57
Expenses including reductions[9]	1.88	[8]	1.78		1.53	1.37	1.41	1.57
Net investment income	7.24	[8]	7.75		7.70	7.94	8.00	9.65
Portfolio turnover (%)	26		62		74	71	61	56
Senior securities
Total debt outstanding end of period (in millions)	$87		$87		$87	$87	$86	$86
Asset coverage per $1,000 of debt[10]	$2,862		$2,814		$2,741	$2,979	$3,013	$3,054

1	Six months ended 4-30-17. Unaudited.
2	Based on average daily shares outstanding.
3	The repurchase plan was completed at an average repurchase price of $13.99 for 84,400 shares, which equals $1,180,832 in redemptions for the year ended 10-31-16.
4	Less than $0.005 per share.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Total return based on net asset value reflects changes in the fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund's shares traded during the period.
7	Not annualized.
8	Annualized.
9	Expenses including reductions excluding interest expense were 1.10% (annualized), 1.16%, 1.06%, 1.05%, 1.07% and 1.07% for the periods ended 4-30-17, 10-31-16, 10-31-15, 10-31-14, 10-31-13 and 10-31-12, respectively.
10	Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 8). As debt outstanding changes, the level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

SEE NOTES TO FINANCIAL STATEMENTS
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Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Investors Trust (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

In 2012 and 2015, the fund filed registration statements with the Securities and Exchange Commission (SEC), registering an additional 1,000,000 and 1,000,000 common shares, respectively, through equity shelf offering programs. Under these programs, the fund, subject to market conditions, may raise additional equity capital from time to time by offering new common shares at a price equal to or above the fund's net asset value (NAV) per common share.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the NAV may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Swaps are valued using evaluated prices obtained from an independent pricing vendor. Foreign securities are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing

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securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of April 30, 2017, all investments are categorized as Level 2 under the hierarchy described above, except for common stocks and preferred securities, which are categorized as Level 1.

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Term loans (Floating rate loans). The fund may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

The fund's ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund's failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund's income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund's exposure to such investments is substantial, could impair the fund's ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor's credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.

At April 30, 2017, the fund had $1,295,000 in unfunded loan commitments outstanding.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Distributions received on securities that represent a tax return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain if amounts are estimable. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

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Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Stripped securities. Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the fund may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities present additional credit risk such that the fund may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.

Overdrafts. Pursuant to the custodian agreement, the fund's custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of October 31, 2016, the fund has a capital loss carryforward of $19,458,095 available to offset future net realized capital gains. The following table details the capital loss carryforward available:

Capital loss carryforward expiring October 31		No expiration date
2017	2019	Short term	Long term
$2,675,603	$2,044,097	$3,544,289	$11,194,106

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As of October 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly and capital gain distributions, if any, annually.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to contingent payment debt instruments, defaulted bonds, expiration of a capital loss carryforward, derivative transactions and amortization and accretion on debt securities.

Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund's Statement of assets and liabilities and represents the cash on hand at the fund's custodian and does not include any short-term investments or cash segregated at the custodian for derivative contracts.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objectives. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Certain swaps are typically traded through the OTC market. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted

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against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals. Swap agreements are privately negotiated in the OTC market or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

During the six months ended April 30, 2017, the fund used interest rate swaps in anticipation of rising interest rates. No interest rate swap positions were entered into or closed during the six months ended April 30, 2017.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at April 30, 2017 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivative fair value
Interest rate	Swap contracts, at value	Interest rate swaps	—	($63,247)

For financial reporting purposes, the portfolio does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2017:

Risk	Statement of operations location	Swap contracts
Interest rate	Net realized gain (loss)	($22,537)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2017:

Risk	Statement of operations location	Swap contracts
Interest rate	Change in unrealized appreciation (depreciation)	$26,797

Note 4 — Guarantees and indemnifications

Under the fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

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Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as distributor for the common shares offered through the equity shelf offering. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis, to the sum of (a) 0.650% of the first $150 million of the fund's average daily managed assets (net assets plus borrowings under the Liquidity Agreement (see Note 8), (b) 0.375% of the next $50 million of the fund's average daily managed assets, (c) 0.350% of the next $100 million of the fund's average daily managed assets and (d) 0.300% of the fund's average daily managed assets in excess of $300 million. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended April 30, 2017, this waiver amounted to 0.01% of the fund's average daily managed assets (on an annualized basis). This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The expense reductions described above amounted to $9,292 for the six months ended April 30, 2017.

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended April 30, 2017 were equivalent to a net annual effective rate of 0.53% of the fund's average daily managed assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the six months ended April 30, 2017 amounted to an annual rate of 0.02% of the fund's average daily managed assets.

Distributor. The fund will compensate the Distributor with respect to sales of the common shares offered through the equity shelf offering at a commission rate of 1.00% of the gross proceeds of the sale of common shares, a portion of which is allocated to the selling dealers. During the six months ended April 30, 2017, there was no compensation paid to the Distributor. The Distributor has an agreement with a sub-placement agent in the sale of common shares. The fund is not responsible for payment of commissions to the sub placement agent.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

On December 10, 2015, the Board of Trustees approved a share repurchase plan, which is subsequently reviewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market, up to 10% of its outstanding common shares as of December 31, 2016. The current share repurchase plan

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will remain in effect between January 1, 2017 to December 31, 2017. During the six months ended April 30, 2017, there was no activity under the share repurchase plan. During the year ended October 31, 2016, the fund repurchased 0.96% of its common shares outstanding under the repurchase program. The weighted average discount per share on these repurchases amounted to 10.58% for the year ended October 31, 2016. Shares repurchased and corresponding dollar amounts are included on the Statements of changes in net assets. The anti-dilutive impact of these share repurchases is included in the Financial highlights.

During the six months ended April 30, 2017 and the year ended October 31, 2016, there was no activity under the shelf offering program. Proceeds received in connection with the shelf offering are net of commissions and offering costs. Total offering costs of $248,706 have been prepaid by the fund. These costs are deducted from proceeds as shares are issued. To date, $21,863 has been deducted from proceeds of shares issued and the remaining $226,843 is included in Other receivables and prepaid expenses on the Statement of assets and liabilities.

Note 7 — Leverage risk

The fund utilizes a Liquidity Agreement to increase its assets available for investment. When the fund leverages its assets, common shareholders bear the fees associated with the Liquidity Agreement and have potential to benefit or be disadvantaged from the use of leverage. The Advisor's fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund's assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:

•	the likelihood of greater volatility of NAV and market price of common shares;
•	fluctuations in the interest rate paid for the use of the Liquidity Agreement;
•	increased operating costs, which may reduce the fund's total return;
•	the potential for a decline in the value of an investment acquired through leverage, while the fund's obligations under such leverage remains fixed; and
•	the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund's return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived. The use of securities lending to obtain leverage in the fund's investments may subject the fund to greater risk of loss than would reinvestment of collateral in short-term highly rated investments.

In addition to the risks created by the fund's use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the Liquidity Agreement is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund's ability to generate income from the use of leverage would be adversely affected.

Note 8 — Liquidity agreement

The fund has entered into a Liquidity Agreement (LA) with State Street Bank and Trust Company (SSB) that allows it to borrow or otherwise access up to $86.9 million (maximum facility amount) through a line of credit, securities lending and reverse repurchase agreements. The amounts outstanding at April 30, 2017 are shown in the Statement of assets and liabilities as the Liquidity agreement.

The fund pledges its assets as collateral to secure obligations under the LA. The fund retains the risks and rewards of the ownership of assets pledged to secure obligations under the LA and makes these assets available for securities lending and reverse repurchase transactions with SSB acting as the fund's authorized agent for these transactions. All transactions initiated through SSB are required to be secured with cash collateral received from the securities borrower (the Borrower) or cash is received from the reverse repurchase agreement (Reverse Repo) counterparties. Securities lending transactions will

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be secured with cash collateral in amounts at least equal to 100% of the market value of the securities utilized in these transactions. Cash received by SSB from securities lending or Reverse Repo transactions is credited against the amounts borrowed under the line of credit.

Upon return of securities by the Borrower or Reverse Repo counterparty, SSB will return the cash collateral to the Borrower or proceeds from the Reverse Repo, as applicable, which will eliminate the credit against the line of credit and will cause the drawdowns under the line of credit to increase by the amounts returned. Income earned on the loaned securities is retained by SSB, and any interest due on the reverse repurchase agreements is paid by SSB.

SSB has indemnified the fund for certain losses that may arise if the Borrower or a Reverse Repo Counterparty fails to return securities when due. With respect to securities lending transactions, upon a default of the securities borrower, SSB uses the collateral received from the Borrower to purchase replacement securities of the same issue, type, class and series. If the value of the collateral is less than the purchase cost of replacement securities, SSB is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any of the fund's losses on the reinvested cash collateral. Although the risk of the loss of the securities is mitigated by receiving collateral from the Borrower or proceeds from the Reverse Repo counterparty and through SSB indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the Borrower or Reverse Repo counterparty fails to return the securities on a timely basis.

Under normal circumstances, interest charged is at the rate of one month LIBOR (London Interbank Offered Rate) plus 0.60%, is payable monthly on the aggregate balance of the drawdowns outstanding under the LA. As of April 30, 2017, the fund had an aggregate balance of $86,900,000 at an interest rate of 1.60%, which is reflected in the Liquidity agreement on the Statement of assets and liabilities. During the six months ended April 30, 2017, the average balance of the LA and the effective average interest rate were $86,900,000 and 1.41%, respectively.

After the six month anniversary of the effective date of the agreement, the fund may terminate the LA with 60 days' notice. If certain asset coverage and collateral requirements, or other covenants are not met, the LA could be deemed in default and result in termination. Absent a default or facility termination event, SSB is required to provide the fund with 360 days' notice prior to terminating the LA.

Note 9 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, amounted to $62,340,985 and $68,579,233, respectively, for the six months ended April 30, 2017.

Note 10 — New rule issuance

In October 2016, the SEC issued Final Rule Release No.33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The updates to Regulation S-X are effective August 1, 2017 and may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments. These updates will have no impact on the fund's net assets or results of operations

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       31

ADDITIONAL INFORMATION

Unaudited

Investment objective and policy

The fund is a diversified, closed-end, management investment company, common shares of which were initially offered to the public in January 1971. The fund's primary investment objective is to generate income for distribution to its shareholders, with capital appreciation as a secondary objective. The preponderance of the fund's assets are invested in a diversified portfolio of debt securities issued by U.S. and non-U.S. corporations and governments, some of which may carry equity features. Up to 50% of the value of the fund's assets may be invested in restricted securities acquired through private placements. The fund may also invest in repurchase agreements. The fund utilizes a credit facility agreement to increase its assets available for investments.

Dividends and distributions

During the six months ended April 30, 2017, distributions from net investment income totaling $0.6493 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

Payment Date	Income Distributions
December 30, 2016	$0.3268
March 31, 2017	0.3225
Total	$0.6493

Shareholder meeting

The fund held its Annual Meeting of Shareholders on January 24, 2017. The following proposal was considered by the shareholders:

Proposal: Election of thirteen (13) Nominees to serve until their respective successors have been duly elected and qualified

	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
Charles L. Bardelis	7,040,497.509	215,448.948
Peter S. Burgess	7,031,998.544	223,947.913
William H. Cunningham	7,045,068.509	210,877.948
Grace K. Fey	7,048,449.966	207,496.491
Theron S. Hoffman	7,042,975.938	212,970.519
Deborah C. Jackson	7,033,063.929	222,882.528
Hassell H. McClellan	7,046,226.424	209,720.033
James M. Oates	7,043,460.938	212,485.519
Steven R. Pruchansky	7,048,968.459	206,977.998
Gregory A. Russo	7,051,938.023	204,008.434
Non-Independent Trustee
James R. Boyle	7,040,705.001	215,241.456
Craig Bromley[1]	7,054,541.966	201,404.491
Warren A. Thomson	7,048,632.481	207,313.976

1	Effective June 15, 2017, Mr. Bromley no longer serves as a Trustee of the fund. Andrew G. Arnott has been appointed as a Trustee of the fund effective June 20, 2017. Mr. Arnott serves as a Trustee until his successor has been duly elected and qualified.
SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       32

More information

Trustees

Hassell H. McClellan, Chairperson#
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†##
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Computershare Shareowner Services, LLC

Legal counsel

K&L Gates LLP

Stock symbol

Listed New York Stock Exchange: JHI

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 1-1-17
##Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

You can also contact us:
800-852-0218 jhinvestments.com	Regular mail: Computershare P.O. Box 505000 Louisville, KY 40233	Express mail: Computershare 462 South 4th Street, Suite 1600 Louisville, KY 40202

SEMIANNUAL REPORT   |   JOHN HANCOCK INVESTORS TRUST       33

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-852-0218, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Advisers, LLC 601 Congress Street ■ Boston, MA 02210-2805 800-852-0218 ■ jhinvestments.com
MF368611	P5SA 4/17 6/17

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) Not applicable.
(b)

			Total number of	Maximum number of
			shares purchased	shares that may yet
	Total number of	Average price per	as part of publicly	be purchased under
Period	shares purchased	share	announced plans*	the plans
Nov-16	-	-	-	870,703
Dec-15	-	-	-	870,703
Jan-17	-	-	-	870,703*
Feb-17	-	-	-	870,703
Mar-17	-	-	-	870,703
Apr-17	-	-	-	870,703
Total	-	-

* On December 10, 2015, the Board of Trustees approved a share repurchase program. Under the share repurchase program, the Fund may purchase in the open market, up to 10% of its outstanding common shares between January 1, 2017 to December, 31, 2017 (based on common shares outstanding as of December 31, 2016).

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Investors Trust

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	June 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	June 21, 2017

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	June 21, 2017